UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

HALLMARK VENTURE GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-56477

florida	34-2001531
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5112 West Taft Road, Suite M, Liverpool, NY	13088
(Address of principal executive offices)	(Zip Code)

877-646-4833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	HLLK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

On February 27, 2024, John D. Murphy, Jr., acting as the control person of JMJ Associates, LLC (“Murphy”), and Paul Strickland, acting as control person for Selkirk Global Holdings, LLC and Beartooth Asset Management, LLC (“Strickland”), delivered a Notice of Default and Termination letter to Steven Arenal and Aurum International Ltd. Subsequently, on February 28, 2024, Murphy and Strickland held a Special Meeting of Shareholders to remove Steven Arenal as director and officer of the Company and cancel the all of the agreements associated with the January 11, 2024 Change of Control Agreement (the “CoC Agreement”) by and between Murphy, Strickland, and Steven Arenal and Aurum International Ltd., cancel certain stock transfers and assignments held in escrow, terminate certain Anti Dilution Agreements, debt cancellation agreements, and a partial debt cancellation agreement, and reverse the change of principal place of business, returning to 5112 West Taft Road, Suite M, Liverpool, NY 13088, due to the failure to perform, and being in default of, the obligations of the Escrow Agreement to delivery Cash Consideration.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AND OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K

Item 5.01, Changes in Control of Registrant;

Pursuant to the Change of Control Agreement signed by and between the parties described in Item 1.02 above, the Series A preferred shares that represent 95% of the controlling vote of the Company are no longer pledged to Aurum International Ltd. because the Change of Control Agreement has been Terminated.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On February 28, 2024, Steven Arenal was removed as Director of the Company and Chief Executive Officer, President, and Secretary of the Company, by a Special Meeting of Shareholders.

On February 28, John D. Murphy, Jr. was reinstated as Director and President and CEO of the Company by way of a Special Meeting of Shareholders.

On February 28, 2024, Paul Strickland was reinstated as Director and Secretary of the Company by way of a Special Meeting of Shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.01	NOTICE OF DEFAULT and TERMINATION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2024

Hallmark Venture Group, Inc.

By:	/s/ John D. Murphy, Jr.
Name:	John D. Murphy, Jr.
Title:	President and Chief Executive Officer

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